Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of July 10, 2019 (this “Amendment”), is entered into among GOLDMAN SACHS MIDDLE MARKET LENDING CORP., a Delaware corporation (the “Borrower”), the LENDERS party hereto and SUNTRUST BANK, as Administrative Agent (the “Administrative Agent”) and as Collateral Agent (the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower and the Administrative Agent entered into that certain Senior Secured Revolving Credit Agreement dated as of September 11, 2017 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement, dated as of September 17, 2018, and as amended or otherwise modified prior to the Effective Date (as hereinafter defined), the “Existing Credit Agreement”) with the lenders party thereto (the “Lenders”), pursuant to which the Lenders extended certain commitments and made certain loans to the Borrower; and

WHEREAS, the Borrower and the other parties hereto desire to amend the Existing Credit Agreement to make certain changes, as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Existing Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in (or by reference in) the Existing Credit Agreement as amended hereby.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the occurrence of the Effective Date, the Existing Credit Agreement is hereby amended as follows:

2.1.     Section 2.08(e)(i)(B) of the Existing Credit Agreement is hereby amended by replacing the amount of “$800,000,000” where it appears therein with the amount of “$900,000,000” in its place.

2.2.     Article IX of the Existing Credit Agreement is hereby amended by inserting a new Section 9.17 to read as follows:

“SECTION 9.17     Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit

Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)     In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)     As used in this Section 9.17, the following terms have the following meanings:

(i)     “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii)     “Covered Entity” means any of the following:

(A) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(B) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(C) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii)     “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

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(iv)     “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”.

SECTION 3. Conditions Precedent. Section 2 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

SECTION 4. Miscellaneous.

4.1.     Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

4.2.     References to Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.

4.3.     Effect on Existing Agreements. Except as specifically amended above, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.4.     No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Existing Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. The parties hereto hereby agree that this Amendment is a Loan Document.

4.5.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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4.6.     Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.7.     Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

4.8.     Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.,
as Borrower

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Second Amendment

SUNTRUST BANK,
as the Administrative Agent, the Collateral Agent and a Lender

By:	/s/ Andrew Johnson
Name: Andrew Johnson
Title: Managing Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Second Amendment

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Manisha Kumar
Name: MANISHA KUMAR
Title: VICE PRESIDENT

Signature Page to Second Amendment

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

Signature Page to Second Amendment

Bank of Montreal,
as a Lender

By:	/s/ Sue Blazis
Name: Sue Blazis
Title: Managing Director

Signature Page to Second Amendment

BNP Paribas,
as a Lender

By:	/s/ Marguerite L. Lebon
Name: Marguerite L. Lebon
Title: Vice President

By:	/s/ Michael Albanese
Name: Michael Albanese
Title: Managing Director

Signature Page to Second Amendment

Citibank, N.A.,
as a Lender

By:	/s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

Signature Page to Second Amendment

ING CAPITAL LLC,
as a Lender

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dina Kook
Name: Dina Kook
Title: Vice President

Signature Page to Second Amendment

MORGAN STANLEY SENIOR FUNDING INC.,
as a Lender

By:	/s/ Cindy Tse
Name: Cindy Tse
Title: Authorized Signatory

Signature Page to Second Amendment

SIGNATURE BANK,
as a Lender

By:	/s/ Victor Rutenberg
Name: Victor Rutenberg
Title: Managing Director

By:	/s/ Trevor Freeman
Name: Trevor Freeman
Title: Managing Director

Signature Page to Second Amendment

STATE STREET BANK AND TRUST COMPANY,
as a Lender

By:	/s/ John Doherty
Name: John Doherty
Title: Vice President

Signature Page to Second Amendment